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EXHIBIT 99.1

                           NATIONAL AUTO CREDIT, INC.
                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                           PURSUANT TO 18 U.S.C. 1350
                 (SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

I, James J. McNamara, Chief Executive Officer of National Auto Credit, Inc., a Delaware corporation (the "Registrant"), in connection with the Registrant's Quarterly Report on Form 10-Q for the period ended April 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), do hereby represent, warrant and certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

        (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


/s/ James J. McNamara
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Name:  James J. McNamara
Title: Chief Executive Officer
Date:  June 20, 2003